Exhibit 99.1

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of The Gap, Inc. (the “Company”) on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Paul S. Pressler, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL S. PRESSLER

Paul S. Pressler President and Chief Executive Officer
March 31, 2003

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the Annual Report of The Gap, Inc. (the “Company”) on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Byron H. Pollitt, Jr., the Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BYRON H. POLLITT, JR.

Byron H. Pollitt, Jr. Executive Vice President and Chief Financial Officer
March 31, 2003